Exhibit 10.5

AMENDMENT TO EMPLOYMENT AGREEMENT BETWEEN

PACIFIC PREMIER BANK AND STEVEN GARDNER

THIS AMENDMENT TO EMPLOYMENT AGREEMENT (“Amendment”) is made this        day of April, 2004, by and between PACIFIC PREMIER BANK, a federal savings bank (“Bank”) and STEVEN GARDNER (“Executive”).

Bank and Executive are parties to that certain Employment Agreement Between Pacific Premier Bank and Steven Gardner dated January 5, 2004 (the “Agreement”);

Bank and Executive now desire to amend and modify the Agreement to delete Section 4.5 Car Allowance.

It is to the mutual benefit of the parties hereto that the car allowance in its current form provided to Executive by the Bank be eliminated from the Agreement.

NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Bank and Executive hereby amend the Agreement as follows:

1.                                       Section 4.5, which provides a car allowance to Executive, is hereby deleted from the Agreement.

2.                                       This Amendment contains the entire understanding between the parties with respect to the matters contained herein.  No representations, warranties, covenants or agreements have been made concerning or affecting the subject matter of this agreement, except as are contained herein.

3.                                       Except as specifically modified by this Amendment, the Agreement shall remain unchanged and shall continue in full force and effect.

4.                                       This Amendment may not be modified except in writing signed by both parties.

[THIS SECTION INTENTIONALLY LEFT BLANK]

5.                                       Bank hereby represents and warrants to Executive that this Amendment (and each term and provision hereof) has been duly and appropriately authorized by the Compensation Committee through proper written corporate action and approval, and no additional consent, agreement or approval is required with respect hereto.

IN WITNESS WHEREOF, Bank and Executive have executed and delivered this Amendment to Employment Agreement as of the date and year first above written.

PACIFIC PREMIER BANK,

Dated:	By:
Ronald G. Skipper
Chairman of the Board

EXECUTIVE

Dated:
STEVEN GARDNER